                            LOAN WORKOUT AGREEMENT

    THIS LOAN WORKOUT AGREEMENT (the "Agreement"), is made and entered into as of the 2nd day of August, 1999, by and between MIXON CORPORATION, a Florida corporation d/b/a Mixon Leathercraft (the "Borrower"), JOSEPH ROTMIL, individually and GERALD O'CONNELL, individually (jointly and severally, the "Guarantor"), who are collectively, jointly and severally sometimes referred to herein as the "Obligors", and EASTERN NATIONAL BANK, a national banking association (the "Bank").

                                 R E C I T A L S

    A. On August 1, 1997, the Borrower made, executed and delivered to Bank a Commercial Note (the "Note") payable to the order of the Bank in the original principal sum of Two Hundred Fifty Thousand and 00/100 ($250,000.00).

    B. On November 30, 1995, as security for the Borrower's performance and payment of the obligations under the Note, the Borrower executed and delivered to Bank a Continuing General Security Agreement (the "Security Agreement"), granting Bank a security interest in certain personal property owned by Borrower, including all inventory, chattel paper, accounts, contract rights, equipment, general intangibles and fixtures (collectively, the "Collateral Property").

    C. On November 30, 1995, Joseph Rotmil executed and delivered an Individual or Partnership Continuing Guaranty in favor of the Bank as to all present and future obligations and indebtedness of the Borrower to the Bank, however, limited to an amount of $250,000.00.

    D.  On July 2, 1995, Gerald O'Connell executed and delivered an
        Individual or Partnership Continuing Guaranty in favor of the Bank as to all present and future obligations and indebtedness of the Borrower to the Bank, however, limited to an amount of $110,000.00. The foregoing Continuing Guaranties are hereinafter referred to as the "Continuing Guaranties".

    E. The Note, Security Agreement and Continuing Guaranties, and any documents or instruments incorporated therein or executed by and between the Bank and the Obligors in connection therewith, are referred to hereinafter as the "Loan Documents").

    F. The Note matured July 5, 1998 and the Borrower has failed to pay in full the outstanding principal balance, which is currently $249,818.50, and, thus, acknowledges and agrees it is in default of the payment terms of the Note and of the Loan Documents.

    G. The Borrower and Guarantor have requested that the Bank enter into this Agreement and the Bank has agreed to enter into the same to allow such parties additional time to pay the sums due, owing and unpaid on the Note and Continuing Guaranties such that the sums may be paid as more particularly set forth herein, and whereby certain other accommodations may be granted by the Bank to the Borrower and Guarantor, as more particularly set forth herein.

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements, and the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt, validity, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    1. RECITALS. The foregoing recitals of fact are true and correct and are incorporated herein by reference.

    2. PRINCIPAL AND INTEREST OUTSTANDING. The Borrower and Guarantor acknowledge and agree that, as of June 17, 1999, the following amounts are due on the Note:

        a.  Principal of $249,818.50; and

        b.  Unpaid and accrued interest of $26,529.33.

    3. PAYMENT OF NOTE. The Borrower shall make the following payments to the Bank:

        a. a principal reduction payment of $7,500.00 shall be made by Borrower immediately upon execution of this Agreement;

        b. the remaining principal amount of $242,318.50 shall be due and payable in eleven (11) monthly installments of $2,400.00, commencing on the 21st day of July, 1999 and on the 21st day of each and every consecutive month thereafter; and

        c. a final balloon payment equal to the unpaid principal balance, together with any accrued and unpaid Interest, shall be due and payable in full on June21, 2000; and

        d. interest on the outstanding principal amount set forth in paragraph3(b) above shall accrue at the rate of interest being charged under the Note, which rate is two (2.00%) per annum floating above the highest "Prime Rate" and adjusting on a daily basis as the term "Prime Rate" is defined in the Note. As of the date of this Agreement, the Prime Rate is 7.75%.

    4. PAYMENT OF EXPENSES. The Bank and Borrower shall each bear and be responsible for paying their own attorney's fees, costs each may incur in connection with the preparation or review of this Agreement and any of the documents contemplated hereunder.

    5. RATIFICATION. Except as provided specifically herein or amended or modified hereby, the Note, Security Agreement, Continuing Guaranty, and Loan Documents, including all representations and warranties therein, are hereby ratified, confirmed and incorporated herein by reference, and the same are, and shall, remain in full force and effect without further change, modification, alteration or amendment.

    6. REPRESENTATIONS AND WARRANTIES. As a material inducement for the Bank to enter into this Agreement, and agree to repayment of the sums due and owing under the Loan Documents, the Obligors hereby represent and warrant to and covenant with the Bank as follows:

        a. that, to the best of their knowledge, the liens and security interests evidenced by and described in the Loan Documents constitute valid and subsisting liens upon the Collateral Property, subject only to the prior liens or interests, if any, as set forth in the Loan Documents;

        b. that, to the best of their knowledge, the failure of the Bank to set forth any other defaults, claims or demands herein is not to be deemed a waiver thereof, and the Bank reserves the right to assert such defaults, claims, and demands in any subsequent proceedings between the parties to this Agreement;

        c. that, to the best of their knowledge, no construction, materialmen's, mechanic's or other type of liens have been filed against or encumber the Collateral Property, and that the Obligors have no knowledge or notice of intention to file a lien by any contractor, subcontractor, materialmen, supplier, laborer or any other party under the construction lien law or any other law of the State of Florida;

        d. that, to the best of their knowledge, no entity or individual has or can claim any interest in the Collateral Property by virtue of any agreement or act of the Obligors or written document not appearing of record, and that no contract has been entered into for the sale or conveyance of the Collateral Property, and that there is no unrecorded deed(s), of trust, mortgage(s), bill(s) of sale or other conveyance(s) or encumbrance(s) outstanding that may affect the Collateral Property;

        e. that this Agreement shall not affect the obligations of the Guarantor under the Note, Continuing Guaranty, and the Loan Documents;

        f. that the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, to the best of the undersigned officer's knowledge is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it, and has full power and authority to consummate and execute this Agreement and all transactions contemplated hereby;

        g. that the execution, delivery and performance by Borrower and Guarantor, of this Agreement and any document contemplated hereunder, is within the power, capacity and authority of such parties, has been duly authorized by all requisite corporate action on the part of the Borrower and the Guarantor do not require the approval of any governmental authority and, to the best of such parties' knowledge, will not violate any provision of law, any order of any court, or of other governmental authority, the articles of incorporation or the bylaws of the Borrower or Guarantor, or any indenture, agreement or other instrument to which the Borrower or Guarantor is a party or by which any of the Collateral Property is bound and does not conflict with or result in a breach of or constitute default under an indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the Collateral property, except as specified in the Loan Documents and this Agreement, and constitutes the legal, valid and binding obligations of the Borrower and the Guarantor in accordance with their respective terms;

        h. that, immediately upon the execution of this Agreement, the Borrower shall deliver to the Bank, balance sheets, statements of profit and loss and other financial statements which accurately represent the financial condition of the Borrower and Guarantor as of the dates thereof and (where applicable), the results of its or their operations for the periods for which the same have been furnished, and disclosing all known liabilities, direct and contingent, as of their respective dates;

        i. that there is not now pending against or affecting the Borrower or Guarantor, nor to the knowledge of such parties, is there threatened any action, suit or proceeding at law or an equity or by or before any administrative agency, which if adversely determined, would materially impair or effect such parties' financial condition or operations or ability to make the payments contemplated under this Agreement; and

        j. that legal title to the Collateral Property is held by the Borrower, and the Collateral Property is not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty .

    7. FREE AND VOLUNTARY ACT. The execution of this Agreement and any document contemplated hereunder and the consummation of the transactions contemplated hereby by the Borrower and the Guarantor are the free and voluntary act of such respective parties. Neither the Borrower nor the Guarantor is acting under any duress, undue influence, misapprehension or misrepresentation by the Bank, Affiliated Party, or any agent, attorney or other representative of the Bank. The Borrower and Guarantor acknowledge and agree that each exercised their independent judgment to act with respect to their decision to execute and deliver the same to the Bank. The Borrower and Guarantor acknowledge that each is aware of the legal effect and financial implications of this Agreement and its terms and conditions, and understands the contents and implications hereof.

    8. FORBEARANCE. Notwithstanding anything contained herein or in the Loan Documents to the contrary, including, without limitation Paragraph 10 below, in reliance upon the agreements and representations of the parties set forth herein, the Bank agrees that it will forebear commencing legal action to enforce its rights pursuant to the Loan Documents, provided, however, that the Borrower, without further notice or demand from and after the date hereof, fully abides and complies with the payment terms and conditions set forth in paragraph3 of this Agreement.

    9. CONSIDERATION. The Bank, Borrower and Guarantor acknowledge that they have received valuable, valid, adequate and sufficient consideration for their execution of this Agreement and any document contemplated hereby.

    10. EVENTS OF DEFAULT. At Bank's option, the Bank shall immediately have all the rights accorded Bank by law and equity and under this Agreement or any other Loan Document to enforce this Agreement, the Note and any other Loan Document, upon the occurrence of any of the following events of default ("Event(s) of Default"):

        a. any failure to make the payments required in Paragraph3 of this Agreement within five (5) days of the due date; or

        b. the occurrence of an Event of Default as such term is defined in the Note, Security Agreement or any Loan Document.

    11. INDEMNIFICATION. The Borrower and Guarantor agree to indemnify and hold the Bank free and harmless from and against any losses, damages, costs or expenses, including, attorneys fees, costs and other expenses incurred at any trial, appellate, bankruptcy or other proceeding, incurred as a direct or indirect result of the incorrectness or untruthfulness of any of the representations, warranties, covenants and agreements set forth above or otherwise set forth in any document contemplated hereunder, including any loss, damage cost or expense arising from or out of this Agreement and any of the Loan Documents, to the extent set forth in the Loan Documents.

    12. REQUISITE POWER AND AUTHORITY. The parties hereto represent and warrant that

        a. the execution, delivery and performance of this Agreement has been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of the stockholders (if a corporation) of any party or of any other person or entity whose consent has not been obtained;

        b. the execution, delivery and performance of this Agreement does not and shall not conflict with any provision of any parties bylaws or articles of incorporation (if a corporation), partnership agreement (if a partnership) or trust agreement or other document pursuant to which such party was created and exists, nor with any existing rule, regulation or order of any court or governmental body;

        c. the Bank is a national banking association, in good standing and authorized to conduct business in the State of Florida; and

        d. the Borrower is a Florida corporation, in good standing and authorized to conduct business in the State of Florida.

    13. RELIEF FROM STAY. The Obligors hereby acknowledge and agree that, in consideration of the recitals and mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt, validity, adequacy and sufficiency of which are hereby acknowledged, including the forbearance of Bank from exercising any of its rights and remedies otherwise available to it under the Note, Security Agreement and Loan Documents, in the event any Obligor (i)files or is the subject of any petition for relief with any bankruptcy court of competent jurisdiction or is the subject of any petition under Title11 of the United States Code, as amended, (ii)is or becomes the subject of any order for relief issued under Title11 of the United States Code, as amended, (iii)files or is the subject of any petition seeking any reorganization, arrangement, compensation, readjustment, liquidation, dissolution or other similar relief under any present, or future federal or state act or law relating to bankruptcy, insolvency or any other relief for debtors, (iv)seeks or consents to or acquiesces in the appointment of any trustee, receiver, conservator or liquidator, or (v)is the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such respective party for liquidation, dissolution or similar relief under any present or future federal or state act relating to bankruptcy, insolvency or relief for debtors, the Bank shall thereupon be entitled to complete relief from any automatic stay imposed by Section362 of Title11 of the United States Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Bank as provided in the Loan Documents, Note, Security Agreement, and as otherwise provided by law.

    14. FURTHER MODIFICATION. This Agreement, the Note, Security Agreement or any of the other Loan Documents shall not be further extended or modified unless such modification is by an instrument in writing signed by all of the parties.

    15. WAIVER OF JURY TRIAL. BORROWER AND GUARANTOR, JOINTLY AND SEVERALLY, HEREBY KNOWINGLY , IRREVOCABLY , VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT ALL OR ANY OF THEM MAY HAVE TO A TRIAL BY JURY AND TO BRING ANY ACTION OR PROCEEDING IN THE NATURE OF A COUNTERCLAIM, PERMISSIVE OR COMPULSORY, BASED ON THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CONSOLIDATED NOTE, MODIFICATION AGREEMENT OR ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY HERETO OR TO THE NOTE, SECURITY AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

    16. CONFLICT. In the event of any conflict between the terms and provisions of this Agreement, the Note, the Security Agreement, or any of the Loan Documents, the terms of this Agreement shall control and prevail.

    17. NON-EXCLUSIVITY OF REMEDIES. No remedy in this Agreement, the Note, Security Agreement or any of the other Loan Documents, is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or hereafter existing at law or in equity or by statute or otherwise.

    18. BANK NOT A JOINT VENTURER OR PARTNER. Nothing contained in this Agreement shall be deemed or construed to create a relationship of joint venturer, partner or of any other association whatsoever between Bank and/or the Borrower, or Guarantor, it being expressly understood and agreed that their relationship is solely that of a lender and borrower.

    19. NO FIDUCIARY RELATIONSHIP. The relationship between Bank and Borrower and/or any guarantor or the Note is solely that of lender and borrower and/or guarantor. The Bank has no fiduciary or other special relationship with or duty to the Borrower or any guarantor of the Note and none is created hereby or may be inferred from any course of dealing or act or omission of the Bank.

    20. JURISDICTION AND VENUE. The parties hereto acknowledge and agree that jurisdiction and venue of any action arising hereunder shall be in a court of competent jurisdiction in Miami-Dade County, Florida.

    21. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida, which laws shall be applicable in the interpretation, construction and enforcement hereof.

    22. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower and Guarantor under this Agreement, the Loan Documents and any and all instruments contemplated hereunder or hereafter evidencing, securing or otherwise relating to the indebtedness secured by this Agreement, the Security Agreement, or any of the Loan Documents.

    23. CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

    24. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

    25. BENEFIT. All of the terms, covenants and conditions contained herein are and shall be binding upon, and shall inure to the benefit of the respective parties, their heirs, administrators, successors and/or assigns.

    26. SEVERABILITY. In the event any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other part of this Agreement and this Agreement shall be construed as if such invalid, illegal or enforceable provision had not be contained herein.

    27. SURVIVAL OF REPRESENTATIONS. All of the foregoing representations and warranties of the Borrower and Guarantor, jointly, severally and collectively, made herein shall survive the closing of this Agreement and any transaction contemplated hereby.

    28. ENTIRE AGREEMENT. It is acknowledged and agreed that, except for the Loan Documents and this Agreement, there are no other agreements whether written or oral between Bank, Borrower and Guarantor, except for supplemental letter amendment dated 8/4/99 which is attached hereto and a part hereof.

    IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date and year first above written.

Signed, sealed and delivered            BANK:
in the presence of:
                                        EASTERN NATIONAL BANK, a national
                                        banking association

    /s/  Name illegible
--------------------------------------
Sign & Print Name:  Name illegible      By:  /s/ George M. Gonzalez
                                           ------------------------------------
    /s/  Leonardo  Mautsen              Print Name:  George M. Gonzalez
--------------------------------------             ----------------------------
Sign & Print Name:  Leonardo Mautsen    Title:       Vice President
                                              ---------------------------------


                                        BORROWER:

                                        MIXON CORPORATION, a Florida
                                        corporation, d/b/a Mixon Leathercraft.

    /s/  Marc E. Bercoon
------------------------------------
Sign & Print Name:  Marc E. Bercoon     By:  /s/ Joseph Rotmil
                                           ------------------------------------
    /s/  Beth McCagh                    Print Name:  Joseph Rotmil
------------------------------------               ----------------------------
Sign & Print Name:  Beth McCagh         Title:       President & CEO
                                              ---------------------------------


                                        GUARANTOR:
    /s/  Marc E. Bercoon
------------------------------------
Sign & Print Name:  Marc E. Bercoon

    /s/  Beth McCagh                        /s/  Joseph Rotmil
------------------------------------    ---------------------------------------
Sign & Print Name:  Beth McCagh             Joseph Rotmil



------------------------------------    ---------------------------------------
Sign & Print Name:                      GERALD O'CONNELL


------------------------------------
Sign & Print Name:

STATE OF FLORIDA           )
                           )  SS:
COUNTY IF MIAMI-DADE       )

    I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this ______ day of July, 1999 by ___________________________________, in his
capacity as _______________________ of MIXON CORPORATION, a _________________
corporation. He/She is personally known o me or has produced ___________________________ [insert other identification if applicable] as identification and did [did not] take an oath.



                                       ---------------------------------------
                                       Sign & Print Name:
                                       NOTARY PUBLIC, State of Florida
                                       Serial No:
                                       My Commission Expires:





STATE OF FLORIDA           )
                           )  SS:
COUNTY IF MIAMI-DADE       )


    I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this ______ day of July, 1999 by ________________________________________, in
his/her capacity as ______________________________________ of EASTERN
NATIONAL BANK, a national banking association. He/She is personally known to me or has produced _________________________ [insert other identification if applicable] as identification and did [did not] take an oath.



                                       ---------------------------------------
                                       Sign & Print Name:
                                       NOTARY PUBLIC, State of Florida
                                       Serial No:
                                       My Commission Expires: